WT MUTUAL FUND
Wilmington Multi-Manager International Fund
Supplement Dated July 3, 2008
to the Institutional and A Share Prospectuses
Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses of the Wilmington Multi-Manager International Fund (the “International Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
Julius Baer Investment Management, LLC (“JBIM”), a sub-adviser to the International Fund, has been renamed “Artio Global Management, LLC”. Accordingly, all references in the Prospectuses to “Julius Baer Investment Management, LLC” and “JBIM” are hereby deleted and replaced with “Artio Global Management, LLC” and “Artio,” respectively.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WT MUTUAL FUND
Wilmington Multi-Manager Small-Cap Fund
Supplement Dated July 3, 2008
to the Institutional and A Share Prospectuses
Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager Small-Cap Fund (the “Small-Cap Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (the “Trustees”) of WT Mutual Fund (the “Trust”) held on May 20, 2008, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Trustees approved TAMRO Capital Partners LLC (“TAMRO”) as a sub-adviser to the Small-Cap Fund, subject to approval by shareholders of the Small-Cap Fund (“Shareholders”).
At a shareholder meeting held on June 27, 2008, the Shareholders approved the sub-advisory agreement among the Trust, RSMC and TAMRO (the “TAMRO Agreement”). TAMRO will be paid an investment sub-advisory fee at an annual rate of 0.80% on the first $25 million of average daily net assets under TAMRO’s management (“Assets”); 0.70% on the next $50 million of Assets; and 0.60% on Assets over $75 million. In addition, the sub-advisory agreement among the Trust, RSMC and Batterymarch Financial Management, Inc. (“BFM”) has been terminated. Accordingly, BFM is no longer providing investment sub-advisory services to the Small-Cap Fund and the information regarding BFM in the Prospectuses is deleted and replaced with the following information about TAMRO:
•	On pages 28 and 29 of the A Shares Prospectus and page 29 of the Institutional Shares Prospectus information regarding BFM’s investment strategy as a sub-adviser to the Small-Cap Fund is deleted in its entirety and replaced with the following:
TAMRO Capital Partners, LLC (“TAMRO”)
TAMRO’s multi-step investment process employs a bottom-up approach that focuses on company fundamentals, stock valuations and identifying companies that it believes possess a sustainable competitive advantage. TAMRO seeks to invest in securities that fall into three categories: Leaders (best of class companies that face short-term operational or industry challenges), Laggards (companies undergoing restructuring with new or reinvigorated management) and Innovators (companies with a history of new products or services). First, TAMRO screens and ranks the universe of publicly traded stocks using a proprietary quantitative model to identify those stocks which warrant additional research. TAMRO reviews company financials, historical performance, management and industry dynamics in order to understand both the business and valuation risk. From the remaining companies, TAMRO invests in approximately 50-70 stocks. TAMRO monitors its holdings daily and performs quantitative analysis weekly. TAMRO sells a stock when the valuation becomes too high, or there is a deterioration in company fundamentals, a loss in confidence of management or a more attractive opportunity.
•	On pages 53, 54 and 55 of the Prospectuses, information regarding BFM and its portfolio management team is deleted in its entirety and replaced with the following:
TAMRO. TAMRO, a Delaware limited liability company, is an investment adviser registered under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 1660 Duke Street, Suite 200, Alexandria, VA 22314. TAMRO Management, LLC is presumed to control TAMRO because it owns 25% or more of TAMRO. TAMRO Management, LLC, which is also located at 1660 Duke Street, Suite 200, Alexandria, VA 22314 is owned by Philip D. Tasho, Kathleen B. Neumann and four other employees of TAMRO. Northern Lights Capital Partners, LLC and Stellate Partners LLC may be deemed “affiliated persons” of the investment adviser because each holds more than a 5% operating interest in TAMRO. Northern Lights Capital Partners, LLC is owned by Timothy Carver, Paul Greenwood, Andrew Turner, Jeffery Vincent and Nick Pavelich. Stellate Partners LLC is owned by Robert Mathai and John Mathai. As of April 30, 2008, TAMRO had assets under management in excess of $700 million.
The portfolio management team responsible for managing the assets of the Small-Cap Fund allocated to TAMRO by RSMC (the “Investment Team”) are:
Philip D. Tasho, CFA, Principal, leads the Investment Team and has overall portfolio management responsibility. Philip co-founded TAMRO in 2000. His previous experience includes: Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Company; and Vice President and Equity Portfolio Manager with Shawmut Investment Advisors. Philip earned a B.A. from Grinnell College and an M.B.A. in Finance and Investments from George Washington University.
Warren M. Gump, CFA, Principal, rejoined TAMRO in January 2007 and is responsible for investment research. He previously worked for TAMRO from September 2000 to May 2005. From May 2005 to January 2007, Warren was an Independent Portfolio Manager and Investment Commentary Writer. His experience also includes positions with Motley Fool, Schroder & Co., Bank of America’s Credit Policy Group and Wachovia Capital Markets. Warren earned a B.S.B.A. from Washington University and an M.B.A. from Emory University.
Timothy A. Holland, CFA, Principal, has been employed by TAMRO since April 2005 and is responsible for investment research. From September 2000 to March 2005, he worked as an Equity Analyst for Manley Asset Management, L.P. Tim earned a B.A. from Drew University.
Ronald G. Whitley, Principal, has been employed by TAMRO since April 2005 and conducts equity research. From 2002 to 2003, Ronald was a self-employed IT Consultant. From 2003 to 2005, Ronald was pursuing a MBA and was a member of the Investment Management Academy during those years. He also served as the head of the Academy during the 2004-05 academic year. His experience also includes positions with Parchman, Vaughan & Company and IFG Network Securities. Ronald earned a B.S. from Old Dominion University and an M.B.A. from Indiana University.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE